SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): March 1996

                            BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)

DELAWARE                            1-9370                    13-3186327
(State or other            (Commission File Number)         (I.R.S Employer
jurisdiction of                                               I.D. Number)
incorporation)

       990 Station Road
      Bellport, New York                                   11713
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (516) 286-5800


                                       N/A
         (Former name or former address, if changed since last report.)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On March 15, 1996 the Company completed its acquisition of the feminine hygiene product lines of London International U.S. Holdings, Inc. for the sum of $3,600,000 plus the cost of all saleable finished goods inventories and raw materials related to non-manufactured products. The purchase price includes all trade names, trademarks, patents and all saleable finished goods inventory related to the Feminine Hygiene Business. The aggregate purchase price included a payment of $1,600,000 and $2,000,000 in a promissory note payable $500,000 on or before April 1, 1997; $660,000 on or before April 1, 1998 and $840,000 on April 1, 1999 with interest at 8.5%, payable semi-annually to October 1997, then quarterly.





                                  EXHIBIT INDEX

                           Current Report on Form 8-K

                                       of

                             Biopharmaceutics, Inc.

                         Date of Report: March 26, 1996


Exhibits:

 28.12      Asset Purchase Agreement Dated March 5, 1996

 28.13      Financial statements to be provided as an amendment hereto.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BIOPHARMACEUTICS, INC.
                                          (Registrant)

                                          By: /s/  Edward Fine
                                              --------------------
                                              Edward Fine
                                              President, Chief Executive Officer
                                              (Signature)
Dated:  March 26, 1996


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